UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	001-06682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 30, 2019, pursuant to the Arrangement Agreement, dated as of August 22, 2019 (the “Arrangement Agreement”), among Hasbro, Inc. (“Hasbro”), 11573390 Canada Inc., a Canadian corporation and a wholly owned subsidiary of Hasbro (“Acquireco”), and Entertainment One Ltd., a Canadian corporation (“eOne”), Acquireco completed its acquisition of all of the issued and outstanding common shares of eOne by means of a statutory arrangement under the Canada Business Corporations Act (the “Acquisition”).

Upon the effectiveness of the Acquisition (the “Effective Time”), each outstanding common share of eOne (subject to limited exceptions) transferred to Acquireco in exchange for £5.60 per share in cash (the “Consideration”).  The aggregate value of the Consideration payable to former holders of eOne common shares in connection with the Acquisition is approximately £2.9 billion or US$3.8 billion using an exchange rate of 1.31 on December 30, 2019.  Hasbro financed the Consideration with a portion of the proceeds from the following debt and equity financings: (1) the issuance of senior unsecured notes in an aggregate principal amount of US$2.375 billion, (2) the issuance of 10,592,106 shares of common stock at a public offering price of US$95.00 per share and (3) the Term Loan Facilities (as defined below).

eOne’s common shares, which traded under the symbol “ETO”, are being delisted from the London Stock Exchange (the “LSE”) and were suspended from trading on the LSE prior to the open of trading on December 30, 2019.

The foregoing description of the Acquisition contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, a copy of which was attached as Exhibit 2.1 to Hasbro’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 23, 2019 and is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 20, 2019, Hasbro entered into a US$1.0 billion Term Loan Agreement (the “Term Loan Agreement”) with Bank of America, N.A., as administrative agent, and certain financial institutions, as lenders, pursuant to which such lenders committed to provide, contingent on completion of the Acquisition and certain other customary conditions to funding, (1) a three-year senior unsecured term loan facility in an aggregate principal amount of US$400.0 million and (2) a five-year senior unsecured term loan facility in an aggregate principal amount of US$600.0 million (collectively, the “Term Loan Facilities”).  On December 30, 2019, in connection with the closing of the Acquisition, Hasbro borrowed the full amount of the Term Loan Facilities.  The proceeds of the Term Loan Facilities were used by Hasbro to pay a portion of the Consideration and other amounts payable in connection with the Acquisition.

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement, a copy of which is attached as Exhibit 2.1 to Hasbro’s Current Report on Form 8-K filed with the SEC on September 24, 2019 and is incorporated by reference herein.

Item 8.01  Other Events.

On December 30, 2019, Hasbro issued a press release announcing, among other things, the completion of the Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements of eOne required by this Item 9.01(a) are incorporated herein by reference to the following:

(i)	the following audited consolidated financial statements of eOne, filed as Exhibit 99.1 to Hasbro’s Current Report on Form 8-K filed with the SEC on November 4, 2019:

●	Report of Independent Auditors;
●	Consolidated Income Statements for the two years ended March 31, 2019;
●	Consolidated Statements of Comprehensive Income for the two years ended March 31, 2019;
●	Consolidated Balance Sheets as of March 31, 2019 and March 31, 2018;
●	Consolidated Statement of Changes in Equity for the two years ended March 31, 2019;
●	Consolidated Cash Flow Statement for the two years ended March 31, 2019; and
●	Notes to the Audited Consolidated Financial Statements; and

(ii)	the following unaudited consolidated financial statements of eOne, filed as Exhibit 99.2 to Hasbro’s Current Report on Form 8-K filed with the SEC on November 4, 2019:

●	Condensed Consolidated Income Statement for the three months ended June 30, 2019;
●	Condensed Consolidated Statement of Comprehensive Income for the three months ended June 30, 2019;
●	Condensed Consolidated Balance Sheet as of June 30, 2019;
●	Condensed Consolidated Cash Flow Statement for the three months ended June 30, 2019;
●	Condensed Consolidated Statement of Changes in Equity for the three months ended June 30, 2019; and
●	Notes to the Unaudited Condensed Consolidated Financial Statements.

Prior to the Effective Time, Hasbro obtained from the SEC, pursuant to its authority under Rule 3-13 of Regulation S-X, a waiver from the requirements of Rule 3-05 to provide certain historical financial statements of eOne.  As a result, Hasbro does not expect to file consolidated historical financial statements for the year ended March 31, 2017 under this Item 9.01(a).

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to the following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of Hasbro and its subsidiaries and eOne and its subsidiaries, reflecting an acquisition by Hasbro, filed as Exhibit 99.4 to Hasbro’s Current Report on Form 8-K filed with the SEC on November 4, 2019:

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 29, 2019;
●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 30, 2018 and the nine months ended September 29, 2019; and
●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

2.1
Arrangement Agreement by and among Hasbro, Inc., 11573390 Canada Inc. and eOne, dated as of August 22, 2019 (incorporated by reference to Hasbro’s Current Report on Form 8-K filed with the SEC on August 23, 2019).*

10.1
Term Loan Agreement, dated as of September 20, 2019, by and among Hasbro, Inc., Bank of America, N.A., and the other financial institutions party thereto (incorporated by reference to Hasbro’s Current Report on Form 8-K filed with the SEC on September 24, 2019).

23.1	Consent of Independent Auditors.
99.1	Press Release issued by Hasbro, Inc. on December 30, 2019.
99.2
Entertainment One Ltd. Audited Consolidated Financial Statements as of March 31, 2019 and March 31, 2018 and for the two years ended March 31, 2019 (incorporated by reference to Hasbro’s Current Report on Form 8-K filed with the SEC on November 4, 2019).

99.3
Entertainment One Ltd. Unaudited Condensed Consolidated Financial Statements as of June 30, 2019 and for the three months ended June 30, 2019 (incorporated by reference to Hasbro’s Current Report on Form 8-K filed with the SEC on November 4, 2019).

99.4	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to Hasbro’s Current Report on Form 8-K filed with the SEC on November 4, 2019).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Pursuant to Item 601(a)(5) of Regulation S-K, certain exhibits and schedules have been omitted.  The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
		Name:	Deborah Thomas
		Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: December 30, 2019